ALVIN L. DAHL & ASSOCIATES, PC
                           11615 Forest Central Drive
                                   Suite 301
                                Dallas, TX 75243
                                 (214)340-5885


                          Independent Auditor's Consent



Board of Directors and Stockholders
Airtech International Corporation


     We consent to the use and inclusion in this Form S-4 Registration Statement and the Prospectus, which is part of this Registration Statement, of our report dated September 19, 1997 on our audit of the consolidated financial statements of Airtech International Corporation at May 31, 1997 and 1996 and for the years then ended.

     We also consent to the reference of our Firm under the caption "Experts" in the Registration Statement and Prospectus.



/s/ Alvin L. Dahl
--------------------
ALVIN L. DAHL & Associates, PC
Certified Public Accountants


Dallas, Texas
December 5, 1997



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

                            TURNER, STONE & COMPANY
                          Certified Public Accountants
                             12700 Park Central Dr
                                   Suite 1610
                                Dallas, TX 75251
                                 (972) 239-1660



                         Independent Auditors' Consent



The Board of Directors and
Stockholders of Interactive Technologies Corporation, Inc.

     We consent to the incorporation by reference in this Form S-4 Registration Statement of Interactive Technologies Corporation, Inc. of our report dated September 11, 1997 appearing in and incorporated by reference in the Annual Report on Form 10-KSB of Interactive Technologies Corporation, Inc. for the year ended May 31, 1997.

     We also consent to the reference of our Firm under the caption "Experts" in such Registration Statement.



/s/  Turner, Stone & Company, L.L.P.
------------------------------------
Turner, Stone & Company, L.L.P.
Certified Public Accountants

Dallas, Texas
December 5, 1997



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